SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ]   Confidential.  For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             1st BERGEN BANCORP
               ------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                               1ST BERGEN BANCORP
                              250 Valley Boulevard
                          Wood-Ridge, New Jersey 07075

                                                                   April 9, 1997

Dear 1st Bergen Bancorp Shareholder:

     You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of 1st Bergen Bancorp (the "Company") to be held on April 29, 1997, at 10:00 a.m., at the Fiesta, Route 17 South, Wood-Ridge, New Jersey 07075.

     At the Annual Meeting, shareholders will be asked to elect two members to the Board of Directors, each to serve for three-year terms of office. The Board of Directors of the Company unanimously recommends that you vote "FOR" the election of the two directors.

     YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

     On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.


                                          Sincerely yours,

                                          /s/ WILLIAM M. BRICKMAN
                                              -----------------------------
                                              WILLIAM M. BRICKMAN
                                              President and
                                              Chief Executive Officer

                               1ST BERGEN BANCORP
                              250 Valley Boulevard
                          Wood-Ridge, New Jersey 07075


                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 1997

                               ------------------


     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of 1st Bergen Bancorp (the "Company") will be held on April 29, 1997, at 10:00 a.m., at the Fiesta, Route 17 South, Wood-Ridge, New Jersey 07075.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1.   Election of two directors each to three-year terms of office; and

     2. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established April 1, 1997, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


                                            By Order of the Board of Directors

                                          /s/ WILLIAM M. BRICKMAN
                                              -----------------------------
                                              WILLIAM M. BRICKMAN
                                              President and
                                              Chief Executive Officer


Wood-Ridge, New Jersey
April 9, 1997

                               1ST BERGEN BANCORP
                              250 Valley Boulevard
                          Wood-Ridge, New Jersey 07075


                               ------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 1997

                               ------------------


SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to shareholders of 1st Bergen Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of shareholders (the "Annual Meeting") to be held on April 29, 1997, at 10:00 a.m., at the Fiesta, Route 17 South, Wood-Ridge, New Jersey 07075 and on any adjournments thereof. A proxy card accompanies this Proxy Statement, which is first being mailed to record holders on or about April 9, 1997.

     Regardless of the number of shares of common stock owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

     Other than the matters set forth in the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and on any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a beneficial owner whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and South Bergen Savings Bank (the "Bank"), its wholly owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

     The close of business on April 1, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 3,015,300 shares.

     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of ten percent (10%) of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                         Amount and
                                                          Nature of      Percent
  Title of               Name and Address of             Beneficial         of
   Class                  Beneficial Owner               Ownership        Class
   -----                  ----------------               ---------        -----
Common Stock ......   South Bergen Savings Bank,
                      Employee Stock
                      Ownership Trust ("ESOP")           253,920(1)        8.0%
                      250 Valley Boulevard
                      Wood-Ridge, NJ 07075

Common Stock ......   Bay Pond Partners, L.P.
                      (together with its general
                      partner, Wellington Hedge
                      Management Limited
                      Partnership and its general        243,200           7.66%
                      partner Wellington Hedge
                      Management, Inc.)
                      75 State Street
                      Boston, MA 02109

Common Stock ......   First Manhattan Co.
                      437 Madison Avenue                 240,200           7.6%
                      New York, NY 10022

Common Stock ......   FMR Corp. (together with
                      its subsidiaries Fidelity
                      Management & Research
                      Company and Fidelity Select        235,000           7.4%
                      Home Finance Portfolio)
                      82 Devonshire Street
                      Boston, MA 02109

Common Stock ......   Wellington Management
                      Company, LLP
                      75 State Street                    279,200           8.8%
                      Boston, MA 02109
----------

(1) The Board of Directors has appointed Messrs. Brickman, Gossweiler, Mason and Miller to serve as the ESOP Administrative Committee. Associated Actuaries has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Under the ESOP, unallocated shares will be voted by the ESOP Trustee and shares allocated to participant's accounts who do not provide voting instructions to the ESOP Trustee will be voted by the ESOP Trustee in the best interest of the participants and beneficiaries in accordance with the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). No shares have yet been allocated under the ESOP.

                     PROPOSAL TO BE VOTED ON AT THE MEETING

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of seven directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also presently serve as directors of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of Directors expiring each year. Directors serve until their successors are elected and qualified.

     The two nominees proposed for election at this Annual Meeting are Kathleen Fisher and Robert O'Neill.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS
AND EXECUTIVE OFFICERS

     The following table sets forth, as of the Record Date, the names of the nominees and those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company or the Bank, and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group as of February 28, 1997.

                                                                                           Shares of
                                                                          Expiration of   Common Stock
Name and Principal Occupation at                                Director     Term as      Beneficially      Percent
Present and for Past Five Years                         Age     Since(1)     Director       Owned(2)        of Class
-------------------------------                         ---     --------     --------     ------------    ------------
NOMINEES

Kathleen Fisher, Director; served as
an employee of the Bank for more than
50 years, retired as a Vice President
in 1992 .........................................       71        1989         2000           2,000           0.07%

Robert O'Neill, Director and Vice
President of the Bank; employed by
the Bank since 1957 and has been a
Vice President since 1992 .......................       60        1990         2000           1,600           0.05%


CONTINUING DIRECTORS

Richard R. Masch, Director; retired,
formerly Vice President of D.K.
Dickson, Inc., an aerospace firm ................       70        1991         1998          10,000            0.33%

Bernard Leung, M.D., Director;
retired from the active practice of
medicine since 1993.  Previously, a
practicing physician in Wood-Ridge
and Hasbrouck Heights, New Jersey ...............       73        1978         1998           4,600            0.15%

James W. Mason, Chairman, Senior
Partner in the firm of Mason
Helmstetter Associates, a real estate
appraisal and consulting firm ...................       71        1985         1999          21,000(3)         0.70%

Robert C. Miller, Director; retired
for more than 5 years ...........................       64        1990         1999           6,852            0.23%

William M. Brickman; President, Chief
Executive Officer and Director of the
Company; President and Chief
Executive Officer of the Bank
since 1992 ......................................       55        1992         1999          17,500(4)         0.58%


EXECUTIVE OFFICERS OF THE COMPANY,
NAME AND POSITION WITH COMPANY(3)

Albert E. Gossweiler, Executive Vice
President and Chief Financial Officer ...........       49         --           --            7,500(5)         0.25%

Robert C. Maison, Senior Vice
President and Secretary .........................       54         --           --           11,700(6)         0.39%

STOCK OWNERSHIP OF ALL DIRECTORS AND
EXECUTIVE OFFICERS OF THE COMPANY AS
A GROUP (9 PERSONS) .............................       --         --           --           82,752            2.75%


----------

 *   Represents less than 1.0% of the Company's voting securities.

(1) Includes years of service as a director of the Bank and its predecessor institutions.

(2) Beneficially owned shares include shares over which the named person exercised either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(3) Includes 9,000 shares held by Mr. Mason's wife, 1,500 shares held by Mr. Mason as custodian for his grandchildren and 1,500 shares held by Mrs. Mason as custodian for Mr. Mason's grandchildren.

(4) Includes 2,500 shares held by Mr. Brickman's wife and 2,500 shares held by the South Bergen Savings Bank 401(k) Profit Sharing Plan for the benefit of Mr. Brickman.

(5) Includes 1,640 shares held by the South Bergen Savings Bank 401(k) Profit Sharing Plan for the benefit of Mr. Gossweiler.

(6) Includes 1,950 shares held by the South Bergen Savings Bank 401(k) Profit Savings Plan for the benefit of Mr. Maison.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. During fiscal 1996, the Board of Directors of the Company held 13 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 1996.

     AUDIT COMMITTEE. The Company and the Bank maintain an Audit Committee. The Audit Committee of the Company and the Bank consists of Messrs. Masch (Chairman) and Leung and Ms. Fisher, all of whom are outside directors of the Company and the Bank. The Audit Committee arranges the annual financial statement audit through the Company's and the Bank's independent certified public accountants, reviews and evaluates the recommendations of the annual audit, receives all reports of examinations of the Bank by the internal audit department, analyzes such internal audit reports, receives all reports of examination of the Bank by regulatory agencies, analyzes such regulatory reports, and reports to the Board of Directors the results of their analysis. The Audit Committee met one time during fiscal 1996.

     COMPENSATION/BENEFITS COMMITTEE. The Company and the Bank maintain a Compensation/Benefits Committee. The Compensation/Benefits Committee consists of Messrs. Mason (Chairman) and Miller. The Compensation/Benefits Committee meets to establish compensation for the Chief Executive Officer, approve the compensation of executive officers and various compensation and benefits to be paid to employees and to review the incentive compensation programs when necessary. The Compensation/Benefits Committee met twice during fiscal 1996.

     NOMINATING COMMITTEE. The Company does not maintain a separate Nominating Committee. Instead, the entire Board of Directors acts as a nominating committee and selects the Company's Board's nominees to stand for election to the Board of Directors at the Annual Meeting.


DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Directors of the Company do not presently receive compensation for their service on the Company's Board of Directors. Directors of the Bank who are not also serving as employees of the Company or the Bank ("Outside Directors") receive an annual retainer of $15,000 for serving on the Board, and the Chairman receives a $20,000 annual retainer, regardless of the number of meetings attended. Directors who are also officers of the Bank do not receive fees or other compensation for their Board or Committee participation.

     DIRECTORS' STOCK OPTION PLAN. The Company maintains the 1st Bergen Bancorp 1996 Stock Option Plan for Outside Directors (the "Outside Directors' Plan"). Under the Outside Directors' Plan, 95,220 shares of Common Stock have been reserved for issuance. Non-employee directors of the Company, the Bank, and any other subsidiaries which the Company may acquire or incorporate are eligible to participate in the Outside Directors' Plan. Each participant in the Outside Directors' Plan automatically receives an option to purchase 15,870 shares of Common Stock effective as of the date such participant commences his service on the Board of Directors. No option may be exercised more than ten years after the date of its grant. The purchase price of the shares of Common Stock subject to options under the Outside Directors' Plan is 100% of the fair market value on the date such option is granted. All options granted pursuant to the Outside Directors' Plan are subject to a vesting restriction, with 20% of such options vesting and becoming exercisable on the first anniversary date of such grant and each anniversary date thereafter. The Outside Directors Plan provides that the vesting schedule may be accelerated in the event of a participants disability, death or retirement or upon a change in control of the Company, as defined in the Outside Directors Plan. The Outside Directors Plan was not effective during 1996 and so no options were granted under this plan in 1996.

     RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS. The Company maintains the 1st Bergen Bancorp Recognition and Retention Plan for Outside Directors (the "Directors' RRP"). Under the Directors' RRP, grants of up to 38,088 shares of Common Stock may be made to non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate. Under the Directors' RRP, each such director receives a grant of 6,348 shares of Common Stock as of the date such participant commences his service on the Board of Directors. Grants of stock under the Directors' RRP are subject to a five year vesting schedule, with 20% of a grant vesting on the first anniversary date of the grant and 20% vesting each anniversary thereafter. The Directors RRP provides that the vesting schedule may be accelerated in the event of a participants disability, death or retirement or upon a change in control of the Company, as defined in the Directors RRP. Shares subject to grants under the Directors' RRP may not be transferred until they have vested. During the vesting period, Directors may vote such shares and are entitled to receive cash dividends upon such shares. The Directors RRP was not effective during 1996 and so no grants were made during 1996.


EXECUTIVE COMPENSATION

     The report of the Compensation/Benefits Committee of the Board of Directors and the following stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     GENERAL. The Company's executive compensation program is administered by the Compensation/Benefits Committee of the Board of Directors. The Compensation/Benefits Committee is comprised of Messrs. Mason and Miller. The Compensation/Benefits Committee is responsible for establishing the compensation levels and benefits for executive officers of the Company and the Bank.

     COMPENSATION POLICIES. The Compensation/Benefits Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank:

     o to align the interests of executive officers with the long-term interests of shareholders through awards that can result in ownership of Common Stock;

     o to retain the executive officers who have led the Company to high performance levels and allow the Company to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and

     o to maintain reasonable "fixed" compensation costs by targeting base salaries at a competitive average.

In addition, in order to align the interests and performance of its executive officers with the long term interests of its shareholders, the Company has adopted plans which reward the executives for delivering long term value to the Company and the Bank.

     The executive compensation package available to executive officers will be composed of the following components:

     1.   base salary;

     2.   short-term incentive compensation; and

     3. long-term incentive compensation, including stock options and stock awards.

Messrs. Brickman, Gossweiler and Maison each have an Employment Agreement with the Company and the Bank which specifies a minimum base salary and requires periodic review of such salary. In addition, executive officers participate in other benefit plans available to all employees, including the ESOP and the 401(k) Plan.

     BASE SALARY. The Compensation/Benefits Committee meets during the last quarter of each year to determine the level of any salary increase to take effect at the beginning of the year immediately following. While it uses no specific formula within its decision making process, the Compensation/Benefits Committee determines the level of salary increases after reviewing the qualifications and experience of the executive officers of the Company, the compensation paid to persons having similar duties and responsibilities at other institutions, and the size of the Company and the complexity of its operations.

     SHORT TERM INCENTIVE COMPENSATION. Each year the Compensation/Benefits Committee establishes the size of the pool of available bonus money based upon the expected performance of the Company for that year. The parameters for the award of bonuses are related to the Company attaining specific levels of performance, and the individual achieving targeted objectives designed to support and implement the Company's objectives and strategies.

     Specific goals developed for 1996 related to: deposit and loan growth, stock performance, and asset quality. Achievement of individual goals is reviewed by the Compensation/Benefits Committee to determine the extent to which the individual contributed to meeting the Company's goals, and to make a qualitative assessment of the individual officer's performance and an assessment, in the case of executive officers other than the Chief Executive Officer, of the extent to which the individual met additional goals specified in the annual incentive plan relating to his area of responsibility. The bonus for any individual executive officer can vary between zero and 100% of their individual target bonus, based upon their performance and the Company's performance.

     LONG TERM INCENTIVE COMPENSATION. The Company's 1996 Incentive Stock Option Plan and Recognition and Retention Plan for Executive Officers and Employees are long-term plans designed to align a significant portion of the executive compensation program with shareholder interests. The Compensation/Benefits Committee believes that stock ownership is a significant incentive in building shareholders' wealth and aligning the interests of employees, Outside Directors and shareholders.

     A summary of the compensation awarded to William M. Brickman, President and Chief Executive Officer, and other executive officers, is set forth in the Summary Compensation Table, and reflects the facts and considerations as outlined above.

     The Compensation/Benefits Committee:

          James W. Mason and Robert C. Miller.

PERFORMANCE GRAPH

     STOCK PERFORMANCE GRAPH. The following graph shows a quarterly comparison of cumulative otal shareholder return on the Company's Common Stock, based upon the market price of the Common Stock, with the Nasdaq Bank Stock Index and the SNL Index for thrift institutions with assets between $250 million and $500 million for the period beginning on March 29, 1996, the date the Company completed its initial public offering, through December 31, 1996. The information assumes that $100 was invested on March 29, 1996.


                               1ST BERGEN BANCORP

                             QUARTERLY INDEX GRAPH


                                                  Period Ending
                                    --------------------------------------------
                                    3/29/96     6/28/96     9/30/96     12/31/96
                                    -------     -------     -------     --------
SNL Index--$250 to $500 mm ......   $100.00      $ 99        $105         $115
1st Bergen Bancorp ..............   $100.00      $ 91        $111         $115
NASDAQ Bank Index ...............   $100.00      $100        $ 99         $101


ANNUAL COMPENSATION AND ALL OTHER COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ended September 30, 1996, 1995 and 1994, the cash compensation paid or accrued for those years, to the chief executive officer and to each of the Company's four highest paid executive officers earning over $100,000.

                                                     Annual Compensation                       Long-Term Compensation
                                               ------------------------------     ------------------------------------------------
                                                                                           Awards                   Payouts
                                                                                  ------------------------    --------------------
                                                                        Other                   Securities
                                                                       Annual     Restricted    Underlying               All Other
                                                                       Compen-       Stock       Options/      LTIP       Compen-
                                                Salary      Bonus      sation      Award(s)        SARs       Payouts     sation
Name and Principal Position           Year        ($)        ($)       ($)(1)        ($)           (#)          ($)        ($)
---------------------------           ----     --------     ------     ------     ----------    ----------    -------    ---------
William M. Brickman,                  1996     $148,654     $7,229     $8,026         $0            0           None        $0
  President and Chief                 1995      140,545      7,000      6,347          0            0           None         0
  Executive Officer                   1994      134,999      5,583      5,735          0            0           None         0

Albert E. Gossweiler,                 1996      113,789      5,500      4,430          0            0           None         0
  Executive Vice President            1995      106,375      5,225      4,113          0            0           None         0
  and Chief Financial Officer         1994       99,925      4,750      3,764          0            0           None         0


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(1) Includes the imputed value of personal use of Company automobiles, life insurance premiums and Company matching contributions to its 401(k) Plan.

(2) For fiscal year 1996, 1995 and 1994, the Company had no long-term incentive plans in existence, and therefore made no payouts for awards under such plans.

     EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into employment agreements (the "Employment Agreements") with Messrs. Brickman, Gossweiler and Maison (the "Executives") each dated as of April 1, 1996. The Employment Agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends, to a significant degree, on the skills and competence of Messrs. Brickman, Gossweiler and Maison.

     The Employment Agreements provide for a three-year term, and further provide that they may be renewed on each anniversary date unless, ninety days prior to the anniversary date, either party provides written notice of its intention not to renew. The Employment Agreements provide that Messrs. Brickman, Gossweiler and Maison will receive annual base salaries of $150,000, $115,000 and $91,000, respectively, for the first twelve months, and that their base salaries will be reviewed annually thereafter by the Board of Directors. In addition, the Employment Agreements provide that Messrs. Brickman, Gossweiler and Maison shall be entitled to receive a bonus in an amount determined by the Board of Directors. The Employment Agreements permit the Bank or the Company to terminate the employment of Messrs. Brickman, Gossweiler and Maison for cause at any time. The Employment Agreements define cause to mean personal dishonesty, incompetence, wilful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) final cease and desist order, or material breach of any provision of the Employment Agreement. The Employment Agreements with Messrs. Brickman, Gossweiler and Maison each further provide that upon the occurrence of a change in control, as defined in the Employment Agreement, in the event Messrs. Brickman, Gossweiler and Maison are terminated for reasons other than cause or in the event Messrs. Brickman, Gossweiler and Maison, within eighteen months of the change in control, resign their employment for "good cause," as that term is defined in the Employment Agreements, they shall be entitled to receive their then current base salary for the remaining term of the Employment Agreement. The Employment Agreements also prohibit Messrs. Brickman, Gossweiler and Maison from competing with the Bank for a period of one year following the termination of their employment.

     401(K) PROFIT SHARING PLAN. The Bank maintains a 401(k) Profit Sharing Plan (the "Plan") covering all employees through which employees can contribute up to the maximum allowable amount under Internal Revenue Service regulations. That amount is currently $9,240. The Bank will, at its discretion, match a portion of each employee's contribution, not to exceed 3.0% of their annual earnings. The Bank currently matches 100% of each employee's contribution. The Bank made matching contributions of $37,260, $35,847 and $33,700 in 1996, 1995 and 1994,
respectively, of which $8,676, $6,605 and $5,212 were attributable to Messrs. Brickman, Gossweiler and Maison, respectively. Additionally, the Bank, at the Board of Directors' discretion, may make annual profit-sharing contributions to the Plan. The Bank has amended the Plan to allow participants to purchase the Common Stock of the Company.

     DEFINED BENEFIT PLAN. The Bank has a defined benefit pension plan ("Pension Plan") covering substantially all of its employees. The benefits are based on years of service and employee compensation. The Bank's funding policy is to fund pension costs accrued. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

     All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with ERISA.

     The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The monthly benefit is determined as a percentage of a final average salary. The actual percentage is obtained by multiplying the number of years of participation by an annual percentage factor of 1.75%. Benefits payable prior to age 65 will be reduced actuarially to a level which reflects the present value of the unreduced age 65 benefit. A participant first vests in his benefit after two years of employment service and is fully vested after six years of employment service.

     The Pension Plan also provides a pre-retirement death benefit which is equal to the present value of a participant's accrued benefit at date of death. At September 30, 1996, Messrs. Brickman, Gossweiler and Maison each had 3, 14 and 3 years of credited service, respectively. The Bank had a pension expense of $140,159 for the fiscal year ended 1996.

     There were no annual benefits payable under the Plan in 1996.

     INCENTIVE STOCK OPTION PLAN. The Company maintains the 1st Bergen Bancorp 1996 Incentive Stock Option Plan (the "Incentive Option Plan") which provides discretionary awards to officers and key employees as determined by the Stock Option Subcommittee of the Compensation/Benefits Committee of the Board of Directors, which members consist of disinterested directors who administer the Incentive Option Plan. No grants were made under the Incentive Option Plan during 1996.


TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Bank has had, and is likely in the future to have, banking transactions in the ordinary course of its business with the Company's and the Bank's directors, executive officers and their affiliates (each a "related party" and collectively, the "related parties"). Past transactions were, and future transactions will be, on the same terms and conditions as are prevailing at the time such transactions occur for comparable transactions with unrelated borrowers. At September 30, 1996, no loans were outstanding to the Company's or the Bank's directors, executive officers and their affiliates.

                              INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended September 30, 1996 were KPMG Peat Marwick LLP and the Company's Board of Directors has appointed KPMG Peat Marwick LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 1997.

     Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1996, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement no later than December 31, 1997.

ADVANCE NOTICE OF SHAREHOLDER NOMINATIONS TO
THE BOARD OF DIRECTORS

     The Bylaws of the Company provide an advance notice procedure for a shareholder to properly submit nominations to the Board of Directors. The shareholder must given written advance notice to the Secretary of the Company not less than fifty (50) days nor more than seventy-five (75) days prior to the date of the shareholder meeting, irrespective of any deferrals, postponements or adjournments thereof to a later date; provided, however, that in the event that less than sixty (60) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The advance notice to the Secretary of the Company must include certain information regarding the shareholder and the nominee or nominees. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to a shareholder meeting any shareholder nominations to the Board of Directors which do not meet all of the requirements set forth in the Bylaws of the Company or do not meet all of the requirements established by the SEC for inclusion in effect at the time such nominations are received.

REVOCABLE PROXY


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                             OF 1ST BERGEN BANCORP

     The undersigned hereby appoints the Board of Directors of 1st Bergen Bancorp (the "Company") to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 29, 1997, at 10:00 a.m. at the Fiesta, Route 17 South, Wood-Ridge, New Jersey 07075, and at any and all adjournments thereof, as follows:


                    (CONTINUED, AND TO BE MARKED, DATED AND
                          SIGNED, ON THE OTHER SIDE)

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THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S NOMINEES TO THE BOARD OF DIRECTORS.

                            ------------------------
                            |   I plan to attend   |
                            |     the meeting      |
                            |                      |
                            |         [ ]          |
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            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MANAGEMENT'S
                       NOMINEES TO THE BOARD OF DIRECTORS.


1. Election of the following two (2) nominees to each serve for a three (3) year term of office as directors of the Company: Kathleen Fisher and Robert O'Neill.

           _
          |_|  FOR ALL NOMINEES

          TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME ON THE LINE BELOW:

          _____________________________________________
           _
          |_|  WITHHOLD AUTHORITY FOR ALL NOMINEES


2. In their discretion, upon other matters as properly come before the meeting.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give the title. If shares are held jointly, each holder may sign but only one signature is required.


                                   Dated:______________________________________



                                         ______________________________________
                                         SIGNATURE OF SHAREHOLDER


                                         ______________________________________
                                         SIGNATURE OF SHAREHOLDER



            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                      IN THE ENCLOSED POSTAGE PAID ENVELOPE